UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2015
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	82605
(Address of principal executive offices)	(Zip Code)

(307) 265-8900
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

Merger Agreement

On January 4, 2015, Uranerz Energy Corporation, a Nevada corporation (“Uranerz” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Fuels Inc., an Ontario corporation (“Energy Fuels”), and EFR Nevada Corp., a Nevada corporation and wholly owned subsidiary of a subsidiary of Energy Fuels (“Merger Sub”). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Transaction”), and as a result the Company will continue as the surviving operating corporation and as an indirectly wholly owned subsidiary of Energy Fuels. A copy of the Merger Agreement was filed with the Securities and Exchange Commission on January 12, 2015 pursuant to an amendment to the Company’s current report on Form 8-K originally filed on January 5, 2015.

Amendment to Merger Agreement

On May 8, 2015, Uranerz, Energy Fuels and Merger Sub entered into an Amendment to the Agreement and Plan of Merger to amend Sections 1.3, 3.2(h), 4.23, and 7.13 of the Merger Agreement (the “Amendment Agreement”). The Amendment Agreement modified the number of Uranerz nominees Energy Fuels is required to appoint to its board of directors and modified the total number of members of the Energy Fuels board of directors after the closing of the Transaction. The Merger Agreement originally provided for the appointment of 3 Uranerz nominees, Dennis Higgs, Glenn Catchpole and Paul Saxton, while the Amendment Agreement only requires the appointment of Dennis Higgs and Glenn Catchpole. The execution of the Amendment Agreement reflects a determination by Energy Fuels in March 2015 to adjust the size of its board of directors following the completion of the Transaction such that its board of directors would be comprised of 8 members, versus a minimum of 9 directors as originally contemplated. In order to reflect the reduced size of the board and to retain substantial representation on its board, Energy Fuels requested, and Uranerz agreed, to reduce the number of Uranerz nominees on the board of Energy Fuels post-Transaction from 3 directors to 2 directors. The Amendment Agreement further requires the board of directors of Energy Fuels to be comprised of eight directors while the Merger Agreement originally stated that the Energy Fuels board of directors would consist of at least 9 members.

In addition, the Amendment Agreement provides for withholding of taxes for holders of Uranerz warrants who are subject to FIRPTA withholding as well as a revised process for withholding of FIRPTA taxes for holders of shares of Uranerz common stock (who do not also holder Uranerz warrants). Pursuant to the Amendment Agreement:

  Energy Fuels and any holder of shares of Uranerz common stock (who does not also hold Uranerz warrants) subject to FIRPTA withholding will direct the exchange agent for the Transaction to withhold 10% of the Energy Fuels common shares issuable to such holder of shares on completion of the Transaction (the “Withheld Shares”) on account of the amount to be withheld under the Internal Revenue Code and any other applicable tax laws (the “Withholding Amount”);

  The exchange agent for the Transaction will sell the Withheld Shares to fund the Withholding Amount;

  Energy Fuels will pay all Withholding Amounts to the IRS and other government authorities under applicable tax laws;

  Such holders will have no further interest in the Withheld Shares;

  Such holders will have no obligation to Energy Fuels in the event that the amount realized is less than the Withholding Amount; and

  Energy Fuels will have no obligation to such holders to remit to such holders any proceeds of sale derived from the sale of the Withheld Shares and such holder will have no entitlement to such amounts.

A copy of the Amendment Agreement is filed as an Exhibit hereto. The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement.

Item 7.01             Regulation FD Disclosure

Earnings Release

On May 11, 2015, the Company issued a press release reporting its financial results for the first quarter of 2015 (the “Press Release”).

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Press Release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01             Other Events

Please see the disclosures set forth under “Item 7.01 Regulation FD Disclosure”, which are incorporated by reference into this Item 8.01.

The Press Release is furnished and not filed pursuant to Item 8.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed combination of the Company and Energy Fuels. In connection with the proposed business combination, Energy Fuels intends to file relevant materials with the SEC, including a registration statement on Form F-4 that will include a proxy statement of the Company that also constitutes a prospectus of Energy Fuels. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND PROSPECTUS INCLUDED THEREIN, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. Such documents are not currently available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, the parties' ability to consummate the Merger; the conditions to the completion of the Merger, including the receipt of shareholder and regulatory approvals required for the Merger may not be obtained on the terms expected or on the anticipated schedule; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the volatility of the international marketplace; future uranium prices; the ability to raise capital to fund project development; the ability to complete future acquisitions and other risk factors as described from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01             Financial Statements and Exhibits.

Exhibit No.	Exhibit
10.1	Amendment to the Agreement and Plan of Merger dated May 8, 2015 (1)
99.1	News Release dated May 11, 2015 (1), (2)

(1)	Filed herewith

(2)	The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: May 11, 2015	By:	/s/ “Glenn Catchpole”

Glenn Catchpole
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amendment to the Agreement and Plan of Merger dated May 8, 2015 (1)
99.1	News Release dated May 11, 2015 (1), (2)

(1)	Filed herewith

(2)	The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.